UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 11, 2015

_____________________

VERSO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6775 Lenox Center Court, Suite 400
Memphis, Tennessee 38115-4436
(Address of principal executive offices) (zip code)
(901) 369-4100
(Registrant’s telephone number, including area code)

_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02        Results of Operations and Financial Condition.
On August 11, 2015, Verso Corporation issued a news release announcing its results for the second quarter of 2015.  A copy of the news release is included as Exhibit 99.1 to this report. This information, furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any of Verso Corporation’s previous or future filings under the Securities Act of 1933, as amended.
Item 9.01        Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit is included with this report.

Exhibit
Number	Description of Exhibit

99.1	News release issued by Verso Corporation on August 11, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2015

VERSO CORPORATION

	By:	/s/ David J. Paterson
David J. Paterson
President and Chief Executive Officer

	By:	/s/ Robert M. Wilhelm
Robert M. Wilhelm
Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	News release issued by Verso Corporation on August 11, 2015.